UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

Annual Report
For the Year Ended March 31, 2013

Osterweis Fund
Osterweis Strategic Income Fund
Osterweis Strategic Investment Fund
Osterweis Institutional Equity Fund

Disclosures

Past performance is no guarantee of future results. This commentary contains the current opinions of the author as of the date above, which are subject to change at any time. This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product. Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for complete fund holdings.

No part of this document may be reproduced in any form, or referred to in any other publication, without the express written permission of Osterweis Capital Management.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance. This index includes the reinvestment of dividends. The index does not incur expenses and is not available for investment.

The Barclays U.S. Aggregate Bond Index (BC Agg) is an unmanaged index which is widely regarded as a standard for measuring U.S. investment grade bond market performance.  The 60/40 blend is composed of 60% S&P 500 and 40% BC Agg and assumes monthly rebalancing. These indices reflect the reinvestment of dividends and/or interest income.  These indices do not incur expenses and are not available for investment.

Cash flow measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Free cash flow is a measure of financial performance calculated as operating cash flow minus capital expenditures.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity.  Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

P/E Ratio is the valuation ratio of a company’s current share price compared to its per-share earnings.

Correlation is a statistical measure of how two securities move in relation to each other.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management. Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

This document must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including objectives, risks, charges and expenses.

The Osterweis Funds are distributed by Quasar Distributors, LLC.

Table of Contents

Letter from the Chief Investment Officer and the President	2
Manager Reviews, Fund Overviews and Schedules of Investments
Osterweis Fund
Portfolio Managers’ Review	5
Fund Overview	6
Schedule of Investments	7
Osterweis Strategic Income Fund
Portfolio Managers’ Review	9
Fund Overview	10
Schedule of Investments	11
Osterweis Strategic Investment Fund
Portfolio Managers’ Review	15
Fund Overview	17
Schedule of Investments	18
Osterweis Institutional Equity Fund
Portfolio Managers’ Review	23
Fund Overview	24
Schedule of Investments	25
Financial Statements
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets
Osterweis Fund	29
Osterweis Strategic Income Fund	30
Osterweis Strategic Investment Fund	31
Osterweis Institutional Equity Fund	32
Financial Highlights
Osterweis Fund	33
Osterweis Strategic Income Fund	34
Osterweis Strategic Investment Fund	35
Osterweis Institutional Equity Fund	36
Notes to Financial Statements	37
Report of Independent Registered Public Accounting Firm	43
Expense Example	44
Trustees and Executive Officers	46
Additional Information	48
Privacy Notice	49

Letter from the Chief Investment Officer and the President

April 30, 2013

Dear Investors,

During the first quarter of 2013, the stock market, as measured by the S&P 500 Index, enjoyed a total return of 10.6%. First quarter U.S. gross domestic product growth appears to have been much stronger than expected, perhaps even topping 3%. Inflation remained tame at approximately 2% and corporate profits rose over 3%. The most recent economic data, however, point to slower growth and this could trigger a short term market correction.

Europe continues to lurch from crisis to crisis in what looks more like a long-running reality TV show than an existential threat. In the U.S., Washington continues to air its own melodramatic reality show, but frankly the viewing audience is apparently bored with the incessant wrangling and has switched the channel. In fact, when Congress unleashed the much feared doomsday machine – Sequestration – the market yawned. Sequestration is a blunt, ham-fisted way of controlling federal spending and could pare about 1.0-1.5 % from Gross Domestic Product growth. Sequestration is not the end of the world if we are correct that the private sector growth has finally shifted into higher gear. Sequestration may now force Congress to take seriously the need for real entitlement and tax reform, heretofore the third rail of politics.

In recent conversations with several politicians, we have the distinct impression that members of Congress are as tired of all the squabbling as the American people and are well aware of the low esteem in which they are held. The Republican Party is going through a period of mea culpa and self-examination more intense than anything we can remember. Perhaps our politicians, who have been acting like spoiled children, are finally growing up and realizing that all their constant bickering is a whole lot less productive than mature cooperation. Meanwhile, corporations have been behaving like grown-ups with mouths to feed and are going about the business of earning a living. As a result, the economy has continued to prosper despite all the dysfunction in Washington and across the pond.

We continue to believe that there are powerful trends that will support and drive economic growth in coming quarters and years. Housing has clearly bottomed out. From a peak of 2 million starts per year in 2005, housing starts fell to a mere 554,000 in 2009, but have since rebounded to a rate of 917,000 in February 2013.1 It is not unreasonable to expect further gains over the next few years. So after having been a drag on overall economic growth following the 2008 crisis, homebuilding could once again prove to be an engine of growth.

The banking sector, which was badly mauled by the housing collapse, has now largely cleaned up its collective balance sheet and has effectively de-leveraged to the point where it can start lending again. This is another former headwind turning into a tailwind.

The consumer has also de-levered both involuntarily through mortgage foreclosures, but also through the rebound in home prices and in equity valuations, which create a positive wealth effect. While not all segments of the population are seeing their prospects improve, as employment levels rise, consumer spending should also expand, eventually leading to a virtuous cycle.

Corporate balance sheets are in excellent shape. Companies with large amounts of debt have been able to refinance at significantly lower interest rates, thereby cutting their debt costs and freeing up cash flows for productive investment. Companies with low debt levels or no debt have amassed large cash balances. Some of this cash is being returned to shareholders in the form of higher dividends and share repurchases and some is being used for increased capital spending. Cash is also being deployed in increased merger and acquisition activity. All of these uses support economic growth either directly or indirectly.

Manufacturing is returning to the U.S. There is a legitimate debate as to how fast and to what extent but the driver here is the rise in Chinese (and other developing nations) wages that has far outstripped the rise in U.S. wages. As a result, our wage cost disadvantage is narrowing. In addition, vast unconventional gas and oil reserves discovered in the U.S. and Canada have given us an enviable energy cost advantage. All of this has spurred a massive investment boom in energy

Letter from the Chief Investment Officer and the President

infrastructure such as pipelines to move gas and oil from the well head to the point of consumption. Likewise, it has sparked a boom in new domestic petrochemical plants designed to take advantage of the new low cost fuel stocks. Finally, it is causing railroads to invest very aggressively to update and modernize in order to move more goods across the country. According to the Wall Street Journal, “North America’s major freight railroads are in the midst of a building boom unlike anything since the industry’s Gilded Age heyday in the 19th Century – this year pouring $14 billion into rail yards, refueling stations and additional track. With enhanced speed and efficiency, rail is fast becoming a dominant player in the nation’s commercial transport system and a vital cog in its economic recovery.”2

Lastly, as two economists at GE recently pointed out, we are now entering a third wave in innovation and change that could have profound implications for productivity and economic growth. The first wave was the Industrial Revolution that started about 1750. It involved the substitution of machines for human labor and led to the rise of large industrial enterprises able to gain significant economies of scale. The second wave was the Internet Revolution of the 1990’s that through knowledge and information was able to drive down costs across vast sectors of the economy. They are calling the third wave the Industrial Internet - the application of intelligent devices (e.g. sensors), intelligent systems, and intelligent decisioning to drive down costs in many key industrial and service sectors. Whether this is truly a third wave, or simply act II of the Internet Revolution, is not as important as the fact that it holds the promise of vastly more efficient production, distribution and services.

The beauty of technology and innovation is that it unfolds independent of the business cycle and can have profound implications for how businesses operate, what industries grow and are displaced, and ultimately how fast the aggregate economy grows. The downside is that for a time we may have more structural unemployment as workers are displaced by automated innovation. Over time, new skills and the workers that have them will be employed to oversee these processes.

Taken together all these and other factors should support growth in the U.S. economy. Perhaps the growth rate will not be as robust as in previous decades because of demographic shifts that we can discuss in subsequent outlooks, our large fiscal debt or potential shocks such as another euro crisis or Washington impasse. But even subdued growth is growth nonetheless. And just moderate growth complemented by relentless pursuit of efficiencies is sufficient to propel corporate profits at a rate far in excess of the broader economy. This can be seen over the past four years, during which the U.S. economy has expanded only 6.6% from the recession low in 2009 yet earnings of the companies in the S&P 500 have rebounded by approximately 68% or about ten times as quickly as the broader economy.

As corporate profits continue to grow, equity prices should benefit. Many market observers have recently sounded the alarm that the major equity indices have finally recovered back to their prior highs. Too many of these market commentators tend to fixate on the expansion of the Federal Reserve’s balance sheet as the primary driver behind the stock market’s strength over the past four years. Often ignored is the astounding recovery in corporate profits as noted above. Not only have profits recovered smartly from the recession lows four years ago but profits jumped to new all-time highs in 2011 and continued to grow in 2012. If the consensus estimates hold for 2013, S&P 500 profits may be nearly 30% higher in 2013 as compared to the last time the S&P 500 peaked in 2007.

To us, this means that stocks are not currently expensive by historical standards. While not dirt cheap either, equity valuations are reasonable. When looked at through the prism of a classic dividend discount model, stocks are quite cheap based on the current interest rates. Said another way, stocks seem to be looking beyond the current low level of interest rates and anticipating higher interest rates. Since higher interest rates are most likely to occur in response to better economic growth and lower unemployment or a pickup in inflation, they would be associated with growth in corporate profits. Therefore, within bounds, we do not think that higher interest rates will necessarily drive the stock market lower. Rather, they may well correlate with higher stock prices.

Letter from the Chief Investment Officer and the President

As always, we thank you for your continued confidence in our management.

Sincerely,

John Osterweis	Matt Berler

____________________

1 Source: Bloomberg
2 Source: Wall Street Journal, Boom Times on the Tracks: Rail Capacity, Spending Soar, March 27, 2013

Please see back of front cover for additional disclosures.

Osterweis Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2013, the Osterweis Fund (the “Fund”) generated a total return of 19.84%, outperforming its benchmark, the S&P 500 Index, which generated a total return of 13.96%. (Please see standardized performance in the table following this letter.)

Market Review

The S&P 500 delivered strong results in the first quarter of 2013, returning 10.61% and extending a rally that began in June of last year. Evidence seems to be emerging that the U.S. economy has entered the long awaited stage in which the private sector’s growth is now sufficiently strong to support a self-sustaining recovery, allowing the government to begin phasing out its extraordinary life support measures of the past five years.

Portfolio Review

The Fund significantly outperformed the benchmark during the fiscal year, which we believe was primarily driven by the market’s recognition of the strength of our companies. The outperformance was broad based. Within our equity holdings, we generated value in every single sector relative to the benchmark’s except for Industrials. The top three sectors that added to our relative returns were Health Care, Financials and Energy. These sectors also included the Fund’s top five contributors to performance: Valeant Pharmaceuticals, Bayer and Teleflex in Health Care, Nationstar Mortgage in Financials, and Magellan Midstream Partners in Energy. As for Industrials, the sole underperforming sector, Spirit Aerosystems accounted for most of the drag. Other major detractors from performance were all Information Technology stocks: Atmel, Rovi and Avnet. Lastly, our small position in cash and bonds at various times throughout the period also somewhat dampened the Fund’s relative returns. At the start of the fiscal year, the Fund’s equity exposure was 90%. Over the course of the year, we gradually increased allocation to equities. As of March 31, 2013, equity exposure was 95%.

Outlook and Positioning

If the U.S. economy has finally started a period of self-sustained growth, then the outlook could brighten meaningfully in coming years for the single largest source of financial instability: the yawning U.S. government fiscal deficit. For the first time in years, there could be room for optimism that the combination of spending restraint, higher taxes and rising tax revenue from an expanding economy could drive the deficit meaningfully lower in coming years.

Additionally, if major macro level risks continue to subside, interest rates remain low, economic growth proves sustainable at the 2-3% per year rate and corporate profits stay robust, then the stock market and the Fund could continue to experience nice tailwinds in the quarters and years to come.

Nonetheless, we continue to look for companies that we believe can deliver revenue, margin, earnings and cash flow growth even if the U.S. economy only grows modestly. We also want our companies to have strong balance sheets, exceptional managements and free cash flow that may either be reinvested or returned to shareholders.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

Osterweis Fund | Fund Overview (Unaudited)

Average Annual Total Return
Periods Ended March 31, 2013

					Since Inception
	1 Yr.	5 Yr.	10 Yr.	15 Yr.	(October 1, 1993)
Osterweis Fund	19.84%	7.24%	9.99%	9.40%	11.07%
S&P 500 Index	13.96	5.81	8.53	4.27	8.56

Expense ratio as of 3/31/2013:  1.03%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 3/31/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2003 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.9%
Magellan Midstream Partners L.P.	3.6
Air Lease Corp.	3.6
HealthSouth Corp.	3.5
Enterprise Products Partners L.P.	3.5
Alleghany Corp.	3.4
Johnson & Johnson	3.2
Teleflex, Inc.	3.2
American Water Works Co., Inc.	3.1
Crown Holdings, Inc.	3.1
Total	34.1%

Fund holdings are subject to change.

Sector Allocation

■ Health Care	21.4%
■ Energy	15.0
■ Consumer Discretionary	13.2
■ Financials	11.4
■ Information Technology	10.6
■ Industrials	6.2
■ Utilities	6.1
■ Consumer Staples	5.6
■ Materials	5.6
■ Cash*	4.9
* Cash, cash equivalents and other
assets less liabilities.

Osterweis Fund | Schedule of Investments at March 31, 2013

Shares		Value
Common Stocks: 85.8%

Aerospace & Defense: 2.6%
173,280	Boeing Co.	$14,876,088
508,665	Spirit AeroSystems Holdings, Inc.1	9,659,548
		24,535,636
Beverages: 2.6%
190,605	Diageo Plc – ADR	23,985,733
Commercial Banks: 2.0%
483,670	First Republic Bank	18,679,335
Containers & Packaging: 5.6%
695,625	Crown Holdings, Inc.1	28,944,956
866,355	Owens-Illinois, Inc.1	23,088,361
		52,033,317
Diversified Consumer Services: 2.0%
629,260	H&R Block, Inc.	18,512,829
Food Products: 3.0%
690,590	Unilever NV – ADR	28,314,190
Gas Utilities: 3.0%
1,146,050	Questar Corp.	27,883,397
Health Care Equipment & Supplies: 6.2%
1,243,005	Hologic, Inc.1	28,091,913
349,720	Teleflex, Inc.	29,554,837
		57,646,750
Health Care Providers & Services: 3.5%
1,232,215	HealthSouth Corp.1	32,493,510
Insurance: 4.9%
80,150	Alleghany Corp.1	31,732,988
1,019,925	Symetra Financial Corp.	13,677,194
		45,410,182
Internet & Catalog Retail: 1.7%
753,665	Liberty Interactive Corp.1	16,113,358
Internet Software & Services: 3.1%
35,755	Google, Inc.1	28,390,543
Media: 5.9%
928,445	Cinemark Holdings, Inc.	27,333,421
453,645	Viacom, Inc.	27,930,923
		55,264,344
Multiline Retail: 1.4%
1,062,145	Marks & Spencer Group Plc – ADR	12,565,175
Office Electronics: 1.6%
1,770,800	Xerox Corp.	15,228,880
Oil, Gas & Consumable Fuels: 7.8%
1,345,483	Cosan Limited	26,236,919
669,490	Kinder Morgan, Inc.	25,895,873
262,090	Occidental Petroleum Corp.	20,539,993
		72,672,785
Pharmaceuticals: 11.7%
274,130	Bayer AG – ADR	28,386,161
365,785	Johnson & Johnson	29,822,451
198,255	Novartis AG – ADR	14,123,686
488,083	Valeant Pharmaceuticals
	International, Inc.1	36,615,987
		108,948,285
Semiconductors & Semiconductor Equipment: 1.6%
2,090,945	Atmel Corp.1	14,552,977
Software: 4.4%
1,862,903	Compuware Corp.1	23,286,287
530,000	Oracle Corporation	17,140,200
		40,426,487
Specialty Retail: 2.2%
310,290	Bed Bath & Beyond, Inc.1	19,988,882
Thrifts & Mortgage Finance: 2.3%
589,685	Nationstar Mortgage Holdings, Inc.1	21,759,377
Trading Companies & Distributors: 3.6%
1,136,006	Air Lease Corp.	33,307,696
Water Utilities: 3.1%
701,205	American Water Works Co., Inc.	29,057,935
Total Common Stocks
(Cost $527,980,748)		797,771,603

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Schedule of Investments at March 31, 2013

Shares		Value
Partnerships & Trusts: 7.1%

Oil, Gas & Consumable Fuels: 7.1%
534,645	Enterprise Products Partners L.P.	$32,233,747
635,389	Magellan Midstream Partners L.P.	33,948,834
		66,182,581
Total Partnerships & Trusts
(Cost $18,637,862)		66,182,581

Real Estate Investment Trusts: 2.2%

1,826,780	Newcastle Investment Corp.	20,405,133
Total Real Estate Investment Trusts
(Cost $17,860,237)		20,405,133

Short-Term Investments: 5.0%

46,961,192	Federated U.S. Treasury
	Cash Reserve, 0.0%2	46,961,192
Total Short-Term Investments
(Cost $46,961,192)		46,961,192
Total Investment in Securities: 100.1%
(Cost $611,440,039)		931,320,509
Liabilities in Excess of Other Assets: (0.1)%		(1,209,945)
Total Net Assets: 100.0%		$930,110,564

ADR – American Depositary Receipt
1 Non-income producing security.
2 Annualized seven-day yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2013, the Osterweis Strategic Income Fund (the “Fund”) generated a total return of 8.34%, outperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which generated a total return of 3.77% over the same period. (Please see standardized performance in the table following this letter.)

Market Review

It appears that the Federal Reserve has successfully increased demand for risk assets and created some exuberance in the markets with its highly accommodative monetary policy. High yield bonds performed well during the fiscal year period as investors sought yield in a low rate environment.

Portfolio Review

The Fund provided solid absolute and relative returns over the fiscal year, largely due to its investments in high yield bonds. The Fund’s high yield securities, which are mostly shorter-term, performed strongly. Given their significant weight in the Fund, this sector added notably to both absolute and relative results. At the beginning of the fiscal year, the Fund held approximately 68% in high yield securities; at the end of the period, it held 77%. The benchmark, an investment grade index, does not contain any high yield bonds.

The yield curve declined slightly during the fiscal year, with longer-term yields declining slightly more than shorter-term yields. Therefore, the Fund’s shorter duration positioning relative to the benchmark was a small detractor from relative performance. Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, resulting in a drag on the Fund’s relative performance.

Outlook and Positioning

While we see some short-term risks to economic growth in terms of dealing with U.S. fiscal issues and how the Fed unwinds its stimulus, longer term we believe the economy should be able to maintain some measure of self-sustaining growth.

Given our short-term cautious, but long-term positive outlook for the markets, we continue to favor shorter-term non-investment grade bonds for their potential to provide relatively attractive yields without taking on what we believe is a lot of duration risk. We are avoiding investment grade securities as we feel the rewards are not presently commensurate with the risks. We are also keeping some cash on hand for potential buying opportunities and we may opportunistically add convertible bonds to the mix.

On a personal note, in late June, Carl Kaufman (our lead fixed income portfolio manager), will be having a long overdue surgical procedure to correct a sinus condition. As this will also involve his jaw, he is told that he will have difficulty speaking normally for some time. While he may appear to be “silent” for a period of time, rest assured that he and Simon Lee will continue to manage the Fund as they always have.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Strategic Income Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. The Fund may invest in foreign and emerging market securities, which will involve greater volatility and political, economic and currency risks and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Strategic Income Fund | Fund Overview (Unaudited)

Average Annual Total Return
Periods Ended March 31, 2013

					Since Inception
	1 Yr.	3 Yr.	5 Yr.	10 Yr.	(August 30, 2002)
Osterweis Strategic Income Fund	8.34%	7.60%	8.45%	7.89%	8.12%
Barclays U.S. Aggregate Bond Index	3.77	5.52	5.47	5.02	5.19

Expense ratio as of 3/31/2013:  0.91%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Ten Years Ending 3/31/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2003 and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Debt Holdings
MDC Partners, Inc., 11.00%	2.0%
Alere Inc., 9.00%	2.0
Stone Energy Corp., 8.625%	2.0
Swift Services Holdings, Inc., 10.00%	1.9
Horsehead Holding Corp., 10.50%	1.9
Packaging Dynamics Corp., 8.75%	1.9
Lions Gate Entertainment Corp., 10.25%	1.8
Helix Energy Solutions Group, Inc., 9.50%	1.8
Intelsat Luxembourg SA, 11.50%	1.8
West Corp., 11.00%	1.8
Total	18.9%

Fund holdings are subject to change.

Sector Allocation

■ Corporate Bonds	75.4%
■ Bonds Maturing within One Year	4.7
■ Convertible Bonds	4.6
■ Variable Rate Bonds	1.1
■ Cash*	14.2
* Cash, cash equivalents and other
assets less liabilities.

Strategic Income Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
Bonds: 85.8%
Corporate Bonds: 78.5%

Aerospace & Defense: 3.2%
	AAR Corp.
$10,940,000	7.250%, 01/15/2022	$11,924,600
	ADS Tactical, Inc.
25,484,000	11.000%, 04/01/20181	25,420,290
	Intelsat Luxembourg SA
54,450,000	11.500%, 02/04/2017	57,853,125
7,750,000	7.750%, 06/01/20211	7,905,000
		103,103,015
Air Freight & Logistics: 0.6%
	Era Group, Inc.
19,500,000	7.750%, 12/15/20221	20,182,500
Auto Components: 0.7%
	Stoneridge, Inc.
21,720,000	9.500%, 10/15/20171	23,457,600
Beverages: 0.3%
	Cott Beverages, Inc.
9,582,000	8.375%, 11/15/2017	10,312,627
Building Products: 0.3%
	Cleaver-Brooks, Inc.
9,700,000	8.750%, 12/15/20191	10,488,125
Capital Markets: 2.7%
	E*Trade Financial Corp.
39,750,000	6.000%, 11/15/2017	41,787,187
14,750,000	6.375%, 11/15/2019	15,671,875
	Oppenheimer Holdings, Inc.
27,090,000	8.750%, 04/15/2018	29,257,200
		86,716,262
Chemicals: 1.6%
	Intertape Polymer Group
16,803,000	8.500%, 08/01/2014	16,887,015
	Trinseo Materials Operating SCA
33,850,000	8.750%, 02/01/20191	33,596,125
		50,483,140
Commercial Services & Supplies: 3.1%
	American Reprographics Co.
24,886,000	10.500%, 12/15/2016	24,948,215
	Deluxe Corp.
19,750,000	6.000%, 11/15/20201	20,342,500
	Interface, Inc.
3,325,000	11.375%, 11/01/2013	3,495,406
	R.R. Donnelley & Sons Co.
8,645,000	8.600%, 08/15/2016	9,984,975
33,865,000	8.250%, 03/15/2019	36,743,525
3,750,000	7.875%, 03/15/2021	3,928,125
		99,442,746
Construction & Engineering: 0.3%
	RSC Holdings, Inc.
8,300,000	10.250%, 11/15/2019	9,690,250
Construction Materials: 1.1%
	Associated Asphalt Partners LLC
17,000,000	8.500%, 02/15/20181	17,425,000
	Rain CII Carbon LLC
16,113,000	8.000%, 12/01/20181	17,120,062
		34,545,062
Consumer Finance: 0.4%
	SLM Corp.
12,805,000	5.000%, 10/01/2013	13,061,100
Containers & Packaging: 3.2%
	Longview Fibre Co.
42,601,000	8.000%, 06/01/20161	44,731,050
	Packaging Dynamics Corp.
57,505,000	8.750%, 02/01/20161	60,308,369
		105,039,419
Diversified Consumer Services: 0.6%
	Coinstar, Inc.
19,000,000	6.000%, 03/15/20191	19,475,000
Diversified Financial Services: 3.7%
	AerCap Holdings N.V.
11,125,000	6.375%, 05/30/2017	12,001,094
	Air Lease Corp.
39,980,000	4.500%, 01/15/2016	41,679,150
10,600,000	5.625%, 04/01/2017	11,527,500
	International Lease Finance Corp.
13,000,000	6.625%, 11/15/2013	13,422,500
10,000,000	4.875%, 04/01/2015	10,525,000
	Milestone Aviation Group Ltd.
29,500,000	8.625%, 12/15/20171	30,532,500
		119,687,744
Diversified Telecommunication Services: 2.0%
	West Corp.
54,774,000	11.000%, 10/15/2016	57,238,830
7,989,000	8.625%, 10/01/2018	8,708,010
		65,946,840

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
Electrical Equipment: 1.4%
	Advanced Lighting
	Technologies, Inc.
$25,050,000	10.500%, 06/01/20191	$24,298,500
	Coleman Cable, Inc.
20,075,000	9.000%, 02/15/2018	21,831,563
		46,130,063
Energy Equipment & Services: 5.8%
	CCS-Inc.
53,600,000	11.000%, 11/15/20151	54,940,000
	Exterran Partners, L.P.
6,000,000	6.000%, 04/01/20211	5,992,500
	Heckmann Corp.
38,755,000	9.875%, 04/15/2018	41,613,181
22,000,000	9.875%, 04/15/20181	23,457,500
	Helix Energy Solutions Group, Inc.
56,703,000	9.500%, 01/15/20161	58,368,651
	Tervita Corp.
3,000,000	8.000%, 11/15/20181	3,106,875
		187,478,707
Food & Staples Retailing: 2.5%
	Spartan Stores, Inc.
45,000,000	6.625%, 12/15/20161,3	47,587,500
	Tops Holdings Corp.
31,500,000	8.875%, 12/15/20171	34,728,750
		82,316,250
Food Products: 1.8%
	Dole Food Co., Inc.
13,825,000	13.875%, 03/15/2014	14,792,750
	Hawk Acquisition Sub, Inc.
24,250,000	4.250%, 10/15/20201	24,310,625
	Shearer’s Foods, Inc.
13,110,000	9.000%, 11/01/20191	14,421,000
	Wells Enterprises, Inc.
3,750,000	6.750%, 02/01/20201	3,965,625
		57,490,000
Health Care Equipment & Supplies: 2.8%
	Alere, Inc.
61,359,000	9.000%, 05/15/2016	64,618,697
	Angiotech Pharmaceuticals, Inc.
25,963,000	5.000%, 12/01/20132	26,092,815
		90,711,512
Health Care Providers & Services: 1.3%
	HCA, Inc.
7,000,000	6.750%, 07/15/2013	7,118,125
	VWR Funding, Inc.
33,550,000	7.250%, 09/15/20171	35,688,812
		42,806,937
Hotels, Restaurants & Leisure: 3.5%
	Boyd Gaming Corp.
8,595,000	6.750%, 04/15/2014	8,600,372
	Carrols Restaurant Group, Inc.
10,500,000	11.250%, 05/15/2018	11,878,125
	Fiesta Restaurant Group, Inc.
34,500,000	8.875%, 08/15/2016	37,605,000
	MGM Resorts International
4,580,000	6.750%, 04/01/2013	4,580,000
	Ruby Tuesday, Inc.
51,419,000	7.625%, 05/15/20201	51,290,453
		113,953,950
Household Durables: 1.2%
	Blyth, Inc.
850,000	5.500%, 11/01/2013	867,000
	Ethan Allen Interiors, Inc.
37,470,000	5.375%, 10/01/2015	39,156,150
		40,023,150
Household Products: 1.0%
	Sun Products Corp.
32,000,000	7.750%, 03/15/20211	32,400,000
IT Services: 0.7%
	Unisys Corp.
22,000,000	6.250%, 08/15/2017	23,925,000
Leisure Equipment & Products: 0.8%
	Smith & Wesson Holding Corp.
23,455,000	9.500%, 01/14/20161	25,565,950
Media: 7.4%
	Lions Gate Entertainment Corp.
26,380,000	10.250%, 11/01/20161	28,919,075
54,015,000	10.250%, 11/01/2016	59,213,944
	MDC Partners, Inc.
58,119,000	11.000%, 11/01/2016	64,802,685
11,750,000	11.000%, 11/01/20161	13,101,250
34,550,000	6.750%, 04/01/20201	35,068,250
	Regal Entertainment Group
21,385,000	9.125%, 08/15/2018	24,111,587

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
Media: 7.4% (Continued)
	Scholastic Corp.
$16,718,000	5.000%, 04/15/2013	$16,822,655
		242,039,446
Metals & Mining: 4.5%
	A.M. Castle & Co.
25,000,000	12.750%, 12/15/2016	29,500,000
	Coeur d’Alene Mines Corp.
24,600,000	7.875%, 02/01/20211	26,106,750
	Edgen Murray Corp.
25,500,000	8.750%, 11/01/20201	26,583,750
	Horsehead Holding Corp.
56,575,000	10.500%, 06/01/20171	60,818,125
	Standard Steel, LLC
3,270,000	12.000%, 05/01/20151	3,498,900
		146,507,525
Oil, Gas & Consumable Fuels: 9.6%
	Alon Refining Krotz Springs, Inc.
10,095,000	13.500%, 10/15/2014	10,864,744
	Arch Coal, Inc.
29,855,000	8.750%, 08/01/2016	31,198,475
	Armstrong Energy, Inc.
20,000,000	11.750%, 12/15/20191	19,500,000
	Bill Barrett Corp.
15,332,000	9.875%, 07/15/2016	16,481,900
	Calumet Specialty Products
	Partners, L.P.
6,500,000	9.625%, 08/01/20201	7,361,250
	Linn Energy, LLC
17,128,000	11.750%, 05/15/2017	18,583,880
	Raam Global Energy Co.
19,450,000	12.500%, 10/01/2015	20,519,750
	Resolute Energy Corp.
28,835,000	8.500%, 05/01/20201	29,988,400
	Stone Energy Corp.
58,754,000	8.625%, 02/01/2017	63,748,090
	Targa Resource Partners L.P.
13,729,000	11.250%, 07/15/2017	14,930,288
	Vanguard Natural Resources, LLC
40,500,000	7.875%, 04/01/2020	43,638,750
	Western Refining, Inc.
30,101,000	11.250%, 06/15/20171	31,907,060
4,000,000	6.250%, 04/01/20211	4,095,000
		312,817,587
Paper & Forest Products: 0.6%
	Neenah Paper, Inc.
20,334,000	7.375%, 11/15/2014	20,435,670
Real Estate Investment Trust: 0.1%
	Ryman Hospitality Properties, Inc.
4,500,000	5.000%, 04/15/20211	4,539,375
Road & Rail: 2.7%
	Kansas City Southern De Mexico
24,268,000	12.500%, 04/01/2016	25,784,750
	Swift Services Holdings, Inc.
54,265,000	10.000%, 11/15/2018	62,404,750
		88,189,500
Semiconductors & Semiconductor Equipment: 2.3%
	Global A&T Electronics Ltd.
39,000,000	10.000%, 02/01/20191	42,120,000
	Spansion, Inc.
32,005,000	7.875%, 11/15/2017	33,925,300
		76,045,300
Specialty Retail: 0.8%
	Brown Shoe Co., Inc.
23,550,000	7.125%, 05/15/2019	24,963,000
Thrifts & Mortgage Finance: 1.0%
	Nationstar Mortgage Holdings, Inc.
15,145,000	10.875%, 04/01/2015	16,110,494
13,349,000	9.625%, 05/01/20191	15,309,605
		31,420,099
Tobacco: 1.4%
	Alliance One International, Inc.
42,972,000	10.000%, 07/15/2016	45,604,035
Trading Companies & Distributors: 0.4%
	Aviation Capital Group Corp.
11,100,000	4.625%, 01/31/20181	11,463,969
Wireless Telecommunication Services: 1.1%
	MetroPCS Wireless, Inc.
9,000,000	6.250%, 04/01/20211	9,191,250
	NII Capital Corp.
20,565,000	10.000%, 08/15/2016	18,559,912
12,500,000	8.875%, 12/15/2019	9,468,750
		37,219,912
Total Corporate Bonds
(Cost $2,477,116,740)		2,555,678,367

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
CONVERTIBLE BONDS: 7.3%

Aerospace & Defense: 1.5%
	AAR Corp.
$19,420,000	1.625%, 03/01/2014	$19,322,900
30,000,000	1.750%, 02/01/20151,3	30,000,000
		49,322,900
Air Freight & Logistics: 0.6%
	XPO Logistics, Inc.
15,000,000	4.500%, 10/01/2017	17,803,125
Building Products: 0.1%
	Griffon Corp.
3,250,000	4.000%, 01/15/20171	3,575,000
Diversified Financial Services: 0.3%
	Air Lease Corp.
8,500,000	3.875%, 12/01/20181	10,465,625
Health Care Equipment & Supplies: 0.8%
	Teleflex, Inc.
18,150,000	3.875%, 08/01/2017	26,351,531
Hotels, Restaurants & Leisure: 0.2%
	MGM Resorts International
6,238,000	4.250%, 04/15/2015	6,787,724
Household Durables: 0.2%
	KB Home
7,100,000	1.375%, 02/01/2019	7,841,063
Industrial Conglomerates: 1.1%
	Icahn Enterprises L.P.
34,739,000	4.000%, 08/15/20132	34,825,848
Internet Software & Services: 0.4%
	Blucora, Inc.
12,500,000	4.250%, 04/01/20191	13,007,812
Machinery: 0.6%
	Navistar International Corp.
19,311,000	3.000%, 10/15/2014	19,805,844
Metals & Mining: 0.0%
	Horsehead Holding Corp.
1,500,000	3.800%, 07/01/2017	1,513,125
Oil, Gas & Consumable Fuels: 0.2%
	Bill Barrett Corp.
6,103,000	5.000%, 03/15/2028	6,118,288
Tobacco: 1.3%
	Alliance One International, Inc.
6,665,000	5.500%, 07/15/2014	6,839,956
	Vector Group Ltd.
29,750,000	11.149%, 01/15/20192	34,761,239
		41,601,195
Total Convertible Bonds
(Cost $216,892,455)		239,019,080
Total Bonds
(Cost $2,694,009,195)		2,794,697,447

Shares
Short-Term Investments: 13.4%

436,191,560	Federated U.S. Treasury
	Cash Reserve, 0.0%4	436,191,560
Total Short-Term Investments
(Cost $436,191,560)		436,191,560
Total Investments in Securities: 99.2%
(Cost $3,130,200,755)		3,230,889,007
Other Assets in Excess of Liabilities: 0.8%		25,699,945
Total Net Assets: 100.0%		$3,256,588,952

1
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2013 the value of these securities amounted to $1,197,727,308 or 36.8% of net assets.

2	Variable rate security; rate shown is the rate in effect on March 31, 2013.
3	Security is fair valued under supervision of the Board of Trustees. See Note 2 for further details.
4	Annualized seven-day yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Portfolio Managers’ Review

Performance Summary

For the fiscal year ending March 31, 2013, the Osterweis Strategic Investment Fund (the “Fund”) generated a total return of 17.65%, outperforming the 9.95% return of its custom blended benchmark of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Bond Index (“BC Agg”). (Please see standardized performance in the table following this letter.)

Market Review

The S&P 500 delivered strong results in the first quarter of 2013, returning 10.61% and extending a rally that began in June of last year. Throughout the fiscal year period, high yield bonds continued to perform well as investors sought yield in a low rate environment.

Evidence seems to be emerging that the U.S. economy has entered the long awaited stage in which the private sector’s growth is now sufficiently strong to support a self-sustaining recovery, allowing the government to begin phasing out its extraordinary life support measures of the past five years.  Although we do not expect the stimulus to be removed soon, we do not expect it to continue forever.

Portfolio Review

At the beginning of the fiscal year (April 1, 2012), the Fund’s equity exposure was 52%. Over the course of the fiscal year, our allocation remained relatively consistent. At the end of the fiscal year, equity exposure stood at 56%.

Both our equity and fixed income holdings contributed to the Fund’s outperformance relative to its blended benchmark. Short-term opportunities in the high yield new issue market, which may not be sustainable, also contributed to the Fund’s returns. Portfolio turnover for the fiscal year was high, given the activity in the new issue market and the short-term profile of our fixed income holdings.

Equities

The Fund’s equity segment significantly outperformed the S&P 500 during the fiscal year, which we believe was primarily driven by the market’s recognition of the strength of our companies. The equity outperformance was broad based; we generated value in every single sector relative to the benchmark’s except for Industrials. The top three sectors that added to our relative returns were Health Care, Financials and Information Technology. The Fund’s top five contributors to performance included Valeant Pharmaceuticals and Teleflex in Health Care, Nationstar Mortgage in Financials, Magellan Midstream Partners in Energy and Cinemark Holdings in Consumer Discretionary. Industrials was the only underperforming sector. Spirit Aerosystems accounted for most of the underperformance in Industrials. The other major detractors from performance were Rovi and Atmel.

Fixed Income

The Fund’s fixed income portfolio provided solid absolute and relative returns over the fiscal year, largely due to its investments in high yield bonds. The Fund’s high yield securities, which are mostly shorter-term, performed strongly. Given their significant weight, this sector added notably to both absolute and relative results. (The BC Agg, an investment grade index, does not contain any high yield bonds.) As mentioned above, short-term trading in high yield, the result of an active high yield market, was also a contributor to performance.

The yield curve declined slightly during the fiscal year, with longer-term yields declining slightly more than shorter-term yields. Therefore, the fixed income portfolio’s shorter duration positioning relative to the BC Agg was a small detractor from relative performance. Since bond prices generally rise as yields fall, this means that the prices of shorter term bonds rose less than longer term bonds, resulting in a drag on the fixed income portfolio’s relative performance.

Outlook and Positioning

If the U.S. economy has finally started a period of self-sustained growth, then the outlook could brighten meaningfully in coming years for the single largest source of financial instability: the yawning U.S. government fiscal deficit. For the first time in years, there could be room for optimism that the combination of spending restraint, higher taxes and rising tax revenue from an expanding economy could drive the deficit meaningfully lower in coming years.

Strategic Investment Fund | Portfolio Managers’ Review

Additionally, if major macro level risks continue to subside, interest rates remain low, economic growth proves sustainable at the 2-3% per year rate and corporate profits stay robust, then the stock market and the Fund could continue to experience nice tailwinds in the quarters and years to come.

On the equity side we continue to look for companies that we believe can deliver revenue, margin, earnings and cash flow growth even if the U.S. economy only grows modestly. We also want our companies to have strong balance sheets, exceptional managements and free cash flow that may either be reinvested or returned to shareholders.

For fixed income, we continue to favor shorter-term non-investment grade bonds for their potential to provide relatively attractive yields without taking on what we believe is a lot of duration risk. We are avoiding investment grade securities as we feel the rewards are not presently commensurate with the risks. We are also keeping some cash on hand for potential buying opportunities and we may opportunistically add convertible bonds to the mix.

On a personal note, in late June, Carl Kaufman (our lead fixed income portfolio manager), will be having a long overdue surgical procedure to correct a sinus condition. As this will also involve his jaw, he is told that he will have difficulty speaking normally for some time. While he may appear to be “silent” for a period of time, rest assured that he and Simon Lee will continue to oversee the fixed income portion of the Fund as they always have.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies, which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. The Fund may invest in debt securities that are un-rated or rated below investment grade. Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Higher turnover rates may result in increased transaction costs, which could impact performance.

Strategic Investment Fund | Fund Overview (Unaudited)

Average Annual Total Return
Periods Ended March 31, 2013

		Since Inception
	1 Yr.	(August 31, 2010)
Osterweis Strategic Investment Fund	17.65%	15.00%
60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index	9.95	13.33

Expense ratio as of 3/31/2013:  1.34%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  The Fund imposes a 2.00% redemption fee on shares redeemed within 30 days.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Growth of $10K (Inception to 3/31/2013)

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 2010 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	2.4%
Air Lease Corp.	2.1
Boeing Co.	2.0
Questar Corp.	2.0
HealthSouth Corp.	2.0
Owens-Illinois Inc.	1.9
Johnson & Johnson	1.9
Liberty Interactive Corp.	1.9
Hologic, Inc.	1.8
Alleghany Corp.	1.8
Total	19.8%

Top Ten Debt Holdings
MDC Partners, Inc., 11.00%	0.7%
Vector Group Ltd., 11.15%	0.7
Packaging Dynamics Corp., 8.75%	0.7
Swift Services Holdings, Inc., 10.00%	0.7
Lions Gate Entertainment Corp., 10.25%	0.6
Stone Energy Corp., 8.625%	0.6
Global A&T Electronics Ltd., 10.00%	0.6
Alon Refining Krotz Springs, Inc., 13.50%	0.6
Standard Steel, LLC, 12.00%	0.6
Intelsat Luxembourg SA, 11.50%	0.6
Total	6.4%

Fund holdings are subject to change.

Sector Allocation

■ Corporate Bonds	29.0%
■ Health Care	12.8
■ Consumer Discretionary	8.7
■ Information Technology	7.1
■ Energy	7.1
■ Financials	5.3
■ Industrials	5.3
■ Materials	3.6
■ Utilities	3.4
■ Bonds Maturing within One Year	2.6
■ Consumer Staples	2.1
■ Convertible Bonds	2.1
■ Variable Rate Bonds	0.7
■ Cash*	10.2
* Cash, cash equivalents and other
assets less liabilities.

Strategic Investment Fund | Schedule of Investments at March 31, 2013

Shares		Value
Common Stocks: 51.4%

Aerospace & Defense: 3.1%
41,330	Boeing Co.	$3,548,181
105,620	Spirit AeroSystems Holdings, Inc.1	2,005,724
		5,553,905
Beverages: 1.0%
14,975	Diageo Plc – ADR	1,884,454
Commercial Banks: 1.0%
46,535	First Republic Bank	1,797,182
Containers & Packaging: 3.6%
73,015	Crown Holdings, Inc.1	3,038,154
126,605	Owens-Illinois, Inc.1	3,374,023
		6,412,177
Diversified Consumer Services: 1.1%
68,620	H&R Block, Inc.	2,018,800
Food Products: 1.0%
45,055	Unilever NV – ADR	1,847,255
Gas Utilities: 2.0%
143,925	Questar Corp.	3,501,696
Health Care Equipment & Supplies: 3.7%
143,590	Hologic, Inc.1	3,245,134
37,885	Teleflex, Inc.	3,201,661
		6,446,795
Health Care Providers & Services: 2.0%
131,485	HealthSouth Corp.1	3,467,259
Insurance: 2.4%
8,096	Alleghany Corp.1	3,205,368
71,425	Symetra Financial Corp.	957,809
		4,163,177
Internet & Catalog Retail: 1.9%
155,715	Liberty Interactive Corp.1	3,329,186
Internet Software & Services: 1.7%
3,760	Google, Inc.1	2,985,553
Media: 3.4%
96,955	Cinemark Holdings, Inc.	2,854,355
51,415	Viacom, Inc.	3,165,621
		6,019,976
Multiline Retail: 0.7%
99,620	Marks & Spencer Group Plc – ADR	1,178,505
Office Electronics: 1.4%
281,700	Xerox Corp.	2,422,620
Oil, Gas & Consumable Fuels: 4.3%
102,530	Cosan Limited	1,999,335
78,615	Kinder Morgan, Inc.	3,040,828
31,435	Occidental Petroleum Corp.	2,463,561
		7,503,724
Pharmaceuticals: 7.2%
20,420	Bayer AG – ADR	2,114,491
40,955	Johnson & Johnson	3,339,061
41,350	Novartis AG – ADR	2,945,774
56,284	Valeant Pharmaceuticals
	International, Inc.1	4,222,426
		12,621,752
Semiconductors & Semiconductor Equipment: 1.0%
245,320	Atmel Corp.1	1,707,427
Software: 3.1%
219,785	Compuware Corp.1	2,747,313
83,075	Oracle Corporation	2,686,646
		5,433,959
Specialty Retail: 1.6%
44,015	Bed Bath & Beyond, Inc.1	2,835,446
Thrifts & Mortgage Finance: 0.7%
35,390	Nationstar Mortgage Holdings, Inc.1	1,305,891
Trading Companies & Distributors: 2.1%
127,100	Air Lease Corp.	3,726,572
Water Utilities: 1.4%
57,910	American Water Works Co., Inc.	2,399,790
Total Common Stocks
(Cost $78,571,950)		90,563,101

Partnerships & Trusts: 2.8%

Oil, Gas & Consumable Fuels: 2.8%
42,900	Enterprise Products Partners L.P.	2,586,441
44,550	Magellan Midstream Partners L.P.	2,380,307
		4,966,748
Total Partnerships & Trusts
(Cost $3,705,533)		4,966,748

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2013

Shares		Value
Real Estate Investment Trusts: 1.2%

184,735	Newcastle Investment Corp.	$2,063,490
Total Real Estate Investment Trusts
(Cost $1,848,156)		2,063,490

Principal
Amount
Bonds: 34.4%
Corporate Bonds: 31.0%

Aerospace & Defense: 1.1%
	ADS Tactical, Inc.
$300,000	11.000%, 04/01/20182	299,250
	Intelsat Luxembourg SA
1,000,000	11.500%, 02/04/2017	1,062,500
500,000	7.750%, 06/01/20212	510,000
		1,871,750
Air Freight & Logistics: 0.3%
	Era Group, Inc.
500,000	7.750%, 12/15/20222	517,500
Auto Components: 0.3%
	Stoneridge, Inc.
500,000	9.500%, 10/15/20172	540,000
Building Products: 0.3%
	Cleaver-Brooks, Inc.
500,000	8.750%, 12/15/20192	540,625
Capital Markets: 0.6%
	E*Trade Financial Corp.
250,000	6.000%, 11/15/2017	262,813
250,000	6.375%, 11/15/2019	265,625
	Oppenheimer Holdings, Inc.
500,000	8.750%, 04/15/2018	540,000
		1,068,438
Chemicals: 0.6%
	Intertape Polymer Group
167,000	8.500%, 08/01/2014	167,835
	Trinseo Materials Operating SCA
900,000	8.750%, 02/01/20192	893,250
		1,061,085
Commercial Services & Supplies: 1.4%
	Deluxe Corp.
500,000	6.000%, 11/15/20202	515,000
	Interface, Inc.
875,000	11.375%, 11/01/2013	919,844
	R.R. Donnelley & Sons Co.
750,000	8.250%, 03/15/2019	813,750
250,000	7.875%, 03/15/2021	261,875
		2,510,469
Construction Materials: 1.1%
	Associated Asphalt Partners LLC
1,000,000	8.500%, 02/15/20182	1,025,000
	Rain CII Carbon LLC
900,000	8.000%, 12/01/20182	956,250
		1,981,250
Containers & Packaging: 1.3%
	Longview Fibre Co.
1,000,000	8.000%, 06/01/20162	1,050,000
	Packaging Dynamics Corp.
1,100,000	8.750%, 02/01/20162	1,153,625
		2,203,625
Diversified Consumer Services: 0.6%
	Coinstar, Inc.
1,000,000	6.000%, 03/15/20192	1,025,000
Diversified Financial Services: 1.1%
	Air Lease Corp.
900,000	4.500%, 01/15/2016	938,250
	International Lease Finance Corp.
500,000	6.625%, 11/15/2013	516,250
	Milestone Aviation Group Ltd.
500,000	8.625%, 12/15/20172	517,500
		1,972,000
Diversified Telecommunication Services: 0.9%
	West Corp.
1,000,000	11.000%, 10/15/2016	1,045,000
500,000	8.625%, 10/01/2018	545,000
		1,590,000
Electrical Equipment: 0.2%
	Advanced Lighting Technologies, Inc.
450,000	10.500%, 06/01/20192	436,500
Energy Equipment & Services: 2.3%
	CCS-Inc.
1,000,000	11.000%, 11/15/20152	1,024,999
	Exterran Partners, L.P.
1,000,000	6.000%, 04/01/20212	998,750

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
Energy Equipment & Services: 2.3% (Continued)
	Heckmann Corp.
$900,000	9.875%, 04/15/2018	$966,375
	Helix Energy Solutions Group, Inc.
979,000	9.500%, 01/15/20162	1,007,758
		3,997,882
Food & Staples Retailing: 0.5%
	Albertsons, Inc.
350,000	7.250%, 05/01/2013	353,504
	Tops Holdings Corp.
500,000	8.875%, 12/15/20172	551,250
		904,754
Food Products: 1.3%
	Dole Food Co., Inc.
225,000	13.875%, 03/15/2014	240,750
	Hawk Acquisition Sub, Inc.
750,000	4.250%, 10/15/20202	751,875
	Shearer’s Foods, Inc.
500,000	9.000%, 11/01/20192	550,000
	Wells Enterprises, Inc.
750,000	6.750%, 02/01/20202	793,125
		2,335,750
Health Care Equipment & Supplies: 0.6%
	Alere, Inc.
700,000	9.000%, 05/15/2016	737,188
	Angiotech Pharmaceuticals, Inc.
360,000	5.000%, 12/01/20133	361,800
		1,098,988
Health Care Providers & Services: 0.3%
	VWR Funding, Inc.
450,000	7.250%, 09/15/20172	478,688
Hotels, Restaurants & Leisure: 1.3%
	Boyd Gaming Corp.
300,000	6.750%, 04/15/2014	300,188
	Carrols Restaurant Group, Inc.
500,000	11.250%, 05/15/2018	565,625
	Fiesta Restaurant Group, Inc.
500,000	8.875%, 08/15/2016	545,000
	Ruby Tuesday, Inc.
900,000	7.625%, 05/15/20202	897,750
		2,308,563
Household Durables: 1.1%
	Blyth, Inc.
900,000	5.500%, 11/01/2013	918,000
	Ethan Allen Interiors, Inc.
1,000,000	5.375%, 10/01/2015	1,045,000
		1,963,000
Household Products: 0.6%
	Sun Products Corp.
1,000,000	7.750%, 03/15/20212	1,012,500
Leisure Equipment & Products: 0.1%
	Smith & Wesson Holding Corp.
200,000	9.500%, 01/14/20162	218,000
Media: 2.3%
	Lions Gate Entertainment Corp.
1,000,000	10.250%, 11/01/20162	1,096,250
200,000	10.250%, 11/01/2016	219,250
	MDC Partners, Inc.
1,150,000	11.000%, 11/01/2016	1,282,250
250,000	11.000%, 11/01/20162	278,750
1,000,000	6.750%, 04/01/20202	1,015,000
	Scholastic Corp.
250,000	5.000%, 04/15/2013	251,565
		4,143,065
Metals & Mining: 2.3%
	A.M. Castle & Co.
500,000	12.750%, 12/15/2016	590,000
	Coeur d’Alene Mines Corp.
900,000	7.875%, 02/01/20212	955,125
	Edgen Murray Corp.
500,000	8.750%, 11/01/20202	521,250
	Horsehead Holding Corp.
900,000	10.500%, 06/01/20172	967,500
	Standard Steel, LLC
1,000,000	12.000%, 05/01/20152	1,070,000
		4,103,875
Oil, Gas & Consumable Fuels: 3.4%
	Alon Refining Krotz Springs, Inc.
1,000,000	13.500%, 10/15/2014	1,076,249
	Bill Barrett Corp.
400,000	9.875%, 07/15/2016	430,000
	Calumet Specialty Products
	Partners, L.P.
500,000	9.625%, 08/01/20202	566,250

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2013

Principal
Amount		Value
Oil, Gas & Consumable Fuels: 3.4% (Continued)
	Raam Global Energy Co.
$250,000	12.500%, 10/01/2015	$263,750
	Resolute Energy Corp.
1,000,000	8.500%, 05/01/20202	1,040,000
	Stone Energy Corp.
1,000,000	8.625%, 02/01/2017	1,085,000
	Vanguard Natural Resources, LLC
500,000	7.875%, 04/01/2020	538,750
	Western Refining, Inc.
1,000,000	6.250%, 04/01/20212	1,023,750
		6,023,749
Paper & Forest Products: 0.1%
	Neenah Paper, Inc.
228,000	7.375%, 11/15/2014	229,140
Real Estate Investment Trust: 0.3%
	Ryman Hospitality Properties, Inc.
500,000	5.000%, 04/15/20212	504,375
Road & Rail: 0.9%
	Kansas City Southern De Mexico
350,000	12.500%, 04/01/2016	371,875
	Swift Services Holdings, Inc.
1,000,000	10.000%, 11/15/2018	1,150,000
		1,521,875
Semiconductors & Semiconductor Equipment: 1.3%
	Global A&T Electronics Ltd.
1,000,000	10.000%, 02/01/20192	1,080,000
	Spansion, Inc.
1,000,000	7.875%, 11/15/2017	1,060,000
		2,140,000
Specialty Retail: 0.2%
	Brown Shoe Co., Inc.
300,000	7.125%, 05/15/2019	318,000
Thrifts & Mortgage Finance: 0.6%
	Nationstar Mortgage Holdings, Inc.
250,000	10.875%, 04/01/2015	265,938
750,000	9.625%, 05/01/20192	862,499
		1,128,437
Tobacco: 0.6%
	Alliance One International, Inc.
1,000,000	10.000%, 07/15/2016	1,061,250
Trading Companies & Distributors: 0.5%
	Aviation Capital Group Corp.
900,000	4.625%, 01/31/20182	929,511
Wireless Telecommunication Services: 0.6%
	MetroPCS Wireless, Inc.
1,000,000	6.250%, 04/01/20212	1,021,250
Total Corporate Bonds
(Cost $53,170,989)		54,760,894

Convertible Bonds: 3.4%

Aerospace & Defense: 0.5%
	AAR Corp.
896,000	1.625%, 03/01/2014	891,519
Air Freight & Logistics: 0.3%
	XPO Logistics, Inc.
500,000	4.500%, 10/01/2017	593,438
Building Products: 0.2%
	Griffon Corp.
400,000	4.000%, 01/15/20172	440,000
Hotels, Restaurants & Leisure: 0.2%
	MGM Resorts International
300,000	4.250%, 04/15/2015	326,438
Household Durables: 0.6%
	KB Home
900,000	1.375%, 02/01/2019	993,938
Industrial Conglomerates: 0.1%
	Icahn Enterprises L.P.
200,000	4.000%, 08/15/20133	200,500
Internet Software & Services: 0.6%
	Blucora, Inc.
1,000,000	4.250%, 04/01/20192	1,040,625
Machinery: 0.2%
	Navistar International Corp.
300,000	3.000%, 10/15/2014	307,688
Tobacco: 0.7%
	Vector Group Ltd.
1,000,000	11.149%, 01/15/20193	1,168,444
Total Convertible Bonds
(Cost $5,476,488)		5,962,590
Total Bonds
(Cost $58,647,477)		60,723,484

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Schedule of Investments at March 31, 2013

Shares	Value
Short-Term Investments: 10.5%

18,507,994	Federated U.S. Treasury
Cash Reserve, 0.0%4	$18,507,994
Total Short-Term Investments
(Cost $18,507,994)	18,507,994
Total Investment in Securities: 100.3%
(Cost $161,281,110)	176,824,817
Liabilities in Excess of Other Assets: (0.3)%	(521,149)
Total Net Assets: 100.0%	$176,303,668

ADR – American Depositary Receipt
1	Non-income producing security.
2
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At March 31, 2013 the value of these securities amounted to $32,676,330 or 18.5% of net assets.

3	Variable rate security; rate shown is the rate in effect on March 31, 2013.
4	Annualized seven-day yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Portfolio Managers’ Review

Performance Summary

For the period of July 31, 2012 to March 31, 2013, the Osterweis Institutional Equity Fund (the “Fund”) generated a total return of 18.55%, outperforming its benchmark, the S&P 500 Index, which generated a total return of 15.58% over the same period.

Market Review

The S&P 500 delivered strong results in the first quarter of 2013, extending a rally that began in June of last year. Evidence seems to be emerging that the U.S. economy has entered the long awaited stage in which the private sector’s growth is now sufficiently strong to support a self-sustaining recovery, allowing the government to begin phasing out its extraordinary life support measures of the past five years.

Portfolio Review

The Fund significantly outperformed the benchmark since its inception July 31, 2012, which we believe was primarily driven by the market’s recognition of the strength of our companies. The outperformance was broad based; our stock selection generated value in every single sector relative to the benchmark except for Industrials. The top three sectors that added to our relative returns were Information Technology, Health Care and Consumer Staples. The Fund’s top five contributors to performance were Valeant Pharmaceuticals and Teleflex in Health Care, Air Lease in Industrials, Magellan Midstream Partners in Energy and Cinemark Holdings in Consumer Discretionary. The only two holdings with a negative return and contribution to performance for the period were Industrials stock Spirit Aerosystems and Energy concern Occidental Petroleum.

Outlook and Positioning

If the U.S. economy has finally started a period of self-sustained growth, then the outlook could brighten meaningfully in the coming years for the single largest source of financial instability: the yawning U.S. government fiscal deficit. For the first time in years, there could be room for optimism that the combination of spending restraint, higher taxes and rising tax revenue from an expanding economy could drive the deficit meaningfully lower in coming years.

Additionally, if major macro level risks continue to subside, interest rates remain low, economic growth proves sustainable at the 2-3% per year rate and corporate profits stay robust, then the stock market and the Fund could continue to experience nice tailwinds in the quarters and years to come.

Nonetheless, we continue to look for companies that we believe can deliver revenue, margin, earnings and cash flow growth even if the U.S. economy only grows modestly. We also want our companies to have strong balance sheets, exceptional managements and free cash flow that may either be reinvested or returned to shareholders.

____________________

Mutual Fund investing involves risk. Principal loss is possible. The Osterweis Institutional Equity Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign and emerging market securities, which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may invest in Master Limited Partnerships, which involve risk related to energy prices and demand. From time to time, the Fund may have concentrated positions in one or more sectors subjecting the Fund to sector emphasis risk.

Institutional Equity Fund | Fund Overview (Unaudited)

Cumulative Total Return
Period Ended March 31, 2013

Since Inception
(July 31, 2012)
Osterweis Institutional Equity Fund	18.55%
S&P 500 Index	15.58

Expense ratio as of 3/31/2013:  1.00%

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  Investment performance reflects periods during which fee waivers were in effect.  In the absence of such waivers, total return would have been reduced.  Performance data does not reflect the imposition of the redemption fee and if it had, performance would have been lower.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on returns.

Growth of $100K (Inception to 3/31/2013)

This chart illustrates the performance of a hypothetical $100,000 investment made on July 31, 2012 (the Fund’s inception) and is not intended to imply any future performance.  The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The chart assumes reinvestment of capital gains and dividends, but does not reflect redemption fees of 2.00% on shares held fewer than 30 days.

Top Ten Equity Holdings
Valeant Pharmaceuticals International, Inc.	3.9%
Magellan Midstream Partners L.P.	3.7
Johnson & Johnson	3.7
Alleghany Corp.	3.5
Air Lease Corp.	3.5
American Water Works Co., Inc.	3.2
HealthSouth Corp.	3.2
Cinemark Holdings, Inc.	3.2
Viacom, Inc.	3.2
Teleflex, Inc.	3.1
Total	34.2%

Fund holdings are subject to change.

Sector Allocation

■ Health Care	22.2%
■ Consumer Discretionary	14.3
■ Energy	13.7
■ Information Technology	11.3
■ Financials	11.2
■ Industrials	7.4
■ Utilities	6.2
■ Consumer Staples	6.0
■ Materials	5.5
■ Cash*	2.2
* Cash, cash equivalents and other
assets less liabilities.

Institutional Equity Fund | Schedule of Investments at March 31, 2013

Shares		Value
Common Stocks: 89.1%

Aerospace & Defense: 4.0%
12,935	Boeing Co.	$1,110,470
28,780	Spirit AeroSystems Holdings, Inc.1	546,532
		1,657,002
Beverages: 2.9%
9,820	Diageo Plc – ADR	1,235,749
Commercial Banks: 2.0%
21,725	First Republic Bank	839,020
Containers & Packaging: 5.5%
31,205	Crown Holdings, Inc.1	1,298,440
38,265	Owens-Illinois, Inc.1	1,019,762
		2,318,202
Diversified Consumer Services: 1.9%
26,885	H&R Block, Inc.	790,957
Food Products: 3.1%
30,840	Unilever NV – ADR	1,264,439
Gas Utilities: 3.0%
51,270	Questar Corp.	1,247,399
Health Care Equipment & Supplies: 6.0%
53,665	Hologic, Inc.1	1,212,829
15,540	Teleflex, Inc.	1,313,285
		2,526,114
Health Care Providers & Services: 3.2%
51,325	HealthSouth Corp.1	1,353,440
Insurance: 5.2%
3,765	Alleghany Corp.1	1,490,639
52,825	Symetra Financial Corp.	708,383
		2,199,022
Internet & Catalog Retail: 2.8%
55,785	Liberty Interactive Corp.1	1,192,684
Internet Software & Services: 3.0%
1,575	Google, Inc.1	1,250,597
Media: 6.3%
45,335	Cinemark Holdings, Inc.	1,334,662
21,605	Viacom, Inc.	1,330,220
		2,664,882
Multiline Retail: 1.3%
46,725	Marks & Spencer Group Plc – ADR	552,757
Office Electronics: 1.5%
75,080	Xerox Corp.	645,688
Oil, Gas & Consumable Fuels: 7.1%
33,395	Cosan Limited	651,203
32,330	Kinder Morgan, Inc.	1,250,524
14,105	Occidental Petroleum Corp.	1,105,409
		3,007,136
Pharmaceuticals: 12.9%
11,630	Bayer AG – ADR	1,204,287
19,095	Johnson & Johnson	1,556,815
14,675	Novartis AG – ADR	1,045,447
21,715	Valeant Pharmaceuticals
	International, Inc.1	1,629,060
		5,435,609
Semiconductors & Semiconductor Equipment: 1.5%
91,575	Atmel Corp.1	637,362
Software: 5.3%
92,810	Compuware Corp.1	1,160,125
32,230	Oracle Corporation	1,042,318
		2,202,443
Specialty Retail: 2.0%
12,900	Bed Bath & Beyond, Inc.1	831,018
Thrifts & Mortgage Finance: 1.9%
21,880	Nationstar Mortgage
	Holdings, Inc.1	807,372
Trading Companies & Distributors: 3.5%
49,990	Air Lease Corp.	1,465,707
Water Utilities: 3.2%
32,970	American Water Works Co., Inc.	1,366,277
Total Common Stocks
(Cost $32,152,772)		37,490,876

Partnerships & Trusts: 6.6%

Oil, Gas & Consumable Fuels: 6.6%
20,100	Enterprise Products Partners L.P.	1,211,829
29,170	Magellan Midstream Partners L.P.	1,558,553
		2,770,382
Total Partnerships & Trusts
(Cost $2,224,871)		2,770,382

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Schedule of Investments at March 31, 2013

Shares		Value
Real Estate Investment Trusts: 2.1%

77,730	Newcastle Investment Corp.	$868,244
Total Real Estate Investment Trusts
(Cost $759,159)		868,244

Short-Term Investments: 2.1%

890,771	Federated U.S. Treasury
	Cash Reserve, 0.0%2	890,771
Total Short-Term Investments
(Cost $890,771)		890,771
Total Investments in Securities: 99.9%
(Cost $36,027,573)		42,020,273
Other Assets in Excess of Liabilities: 0.1%		43,251
Total Net Assets: 100.0%		$42,063,524

ADR – American Depositary Receipt
1 Non-income producing security.
2 Annualized seven-day yield as of March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Assets and Liabilities at March 31, 2013

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
ASSETS
Investments in securities, at value (cost $611,440,039;
$3,130,200,755; $161,281,110 and $36,027,573,
respectively) (Note 2)	$931,320,509	$3,230,889,007	$176,824,817	$42,020,273
Cash	81,594	—	5,714	4,226
Receivables:
Investment securities sold	—	15,440,335	2,414,283	—
Fund shares sold	993,933	25,835,654	921,539	—
Dividends and interest	1,776,902	65,843,763	1,468,630	84,030
Prepaid expenses	40,631	114,418	17,057	19,294
Total assets	934,213,569	3,338,123,177	181,652,040	42,127,823

LIABILITIES
Payables:
Investment securities purchased	—	77,070,771	5,132,545	—
Fund shares redeemed	3,224,594	1,870,806	—	—
Investment advisory fees	689,656	1,985,721	143,519	23,616
Administration fees	52,973	216,241	10,359	1,573
Custody fees	7,351	24,094	2,457	1,051
Fund accounting fees	19,807	61,586	9,004	2,911
Transfer agent fees	60,916	134,729	7,566	2,311
Chief Compliance Officer fees	2,958	2,959	457	1,561
Other accrued expenses	44,750	167,318	42,465	31,276
Total liabilities	4,103,005	81,534,225	5,348,372	64,299

NET ASSETS	$930,110,564	$3,256,588,952	$176,303,668	$42,063,524

COMPUTATION OF NET ASSET VALUE
Net assets	$930,110,564	$3,256,588,952	$176,303,668	$42,063,524
Shares issued and outstanding (unlimited number of
shares authorized without par value)	28,989,169	274,649,107	13,103,210	3,552,928
Net asset value, offering and redemption price per share	$32.08	$11.86	$13.45	$11.84

COMPONENTS OF NET ASSETS
Paid-in capital	$573,936,376	$3,156,157,845	$159,556,724	$35,989,071
Undistributed net investment income	6,707,776	2,755,306	677,952	46,524
Accumulated net realized gain (loss) on investments	29,585,942	(3,012,451)	525,285	35,229
Net unrealized appreciation on investments	319,880,470	100,688,252	15,543,707	5,992,700
Net assets	$930,110,564	$3,256,588,952	$176,303,668	$42,063,524

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Statements of Operations For the Year/Period Ended March 31, 2013

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund*
INVESTMENT INCOME
Dividends (net of $480,725; $0; $19,422 and
$10,809, respectively, in foreign withholding taxes)	$13,254,197	$210,187	$594,661	$294,836
Interest	1,073,940	164,126,339	2,036,272	17
Total investment income	14,328,137	164,336,526	2,630,933	294,853

EXPENSES (Note 3)
Investment advisory fees	8,302,224	19,907,807	723,335	169,725
Administration fees	440,478	1,214,359	31,775	4,614
Transfer agent fees	534,907	1,454,907	34,445	7,902
Fund accounting fees	139,472	365,834	43,293	11,061
Custody fees	50,346	136,317	17,212	8,151
Registration fees	39,377	162,550	32,841	17,213
Reports to shareholders	65,096	219,088	5,976	1,796
Audit fees	26,099	26,100	25,600	22,500
Trustee fees	16,640	39,512	5,279	2,466
Miscellaneous expense	22,738	40,512	3,235	1,671
Chief Compliance Officer fees	14,835	14,835	4,830	2,311
Legal fees	6,573	6,592	7,585	1,829
Insurance expense	1,996	3,294	1,127	54
Total expenses	9,660,781	23,591,707	936,533	251,293
Fees recouped (waived) by the Adviser	—	—	29,708	(51,616)
Net expenses	9,660,781	23,591,707	966,241	199,677
Net investment income	4,667,356	140,744,819	1,664,692	95,176

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments and foreign currency	61,367,122	4,549,822	983,191	31,556
Change in net unrealized appreciation on
investments and foreign currency	94,381,874	67,318,105	13,003,553	5,992,700
Net realized and unrealized gain on
investments and foreign currency	155,748,996	71,867,927	13,986,744	6,024,256
Net increase in net assets resulting from operations	$160,416,352	$212,612,746	$15,651,436	$6,119,432

*  Commenced operations on July 31, 2012.  The information presented is for the period from July 31, 2012 to March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$4,667,356	$12,196,189
Net realized gain (loss) on investments and foreign currency	61,367,122	(11,190,447)
Change in net unrealized appreciation (depreciation) on investments and foreign currency	94,381,874	(50,525,970)
Net increase (decrease) in net assets resulting from operations	160,416,352	(49,520,228)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(18,635,914)	—
From realized gains	(13,588,305)	(13,412,109)
Total distributions to shareholders	(32,224,219)	(13,412,109)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change in outstanding shares (a)(b)	(286,704,055)	(330,927,819)
Total decrease in net assets	(158,511,922)	(393,860,156)

NET ASSETS
Beginning of year	1,088,622,486	1,482,482,642
End of year	$930,110,564	$1,088,622,486
Undistributed net investment income	$6,707,776	$16,997,393

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	6,170,242	$171,663,410	11,736,804	$316,588,329
Shares issued in reinvestment of distributions	856,096	23,910,779	329,357	8,181,223
Shares redeemed (b)	(17,200,024)	(482,278,244)	(24,955,616)	(655,697,371)
Net decrease	(10,173,686)	$(286,704,055)	(12,889,455)	$(330,927,819)

(b)	Net of redemption fees of $14,508 and $22,266, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$140,744,819	$108,778,209
Net realized gain on investments	4,549,822	2,709,929
Change in net unrealized appreciation (depreciation) on investments	67,318,105	(18,253,647)
Net increase in net assets resulting from operations	212,612,746	93,234,491

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(143,432,680)	(112,659,328)
From net realized gain	—	(17,812,226)
Total distributions to shareholders	(143,432,680)	(130,471,554)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	933,512,781	547,232,826
Total increase in net assets	1,002,692,847	509,995,763

NET ASSETS
Beginning of year	2,253,896,105	1,743,900,342
End of year	$3,256,588,952	$2,253,896,105
Undistributed net investment income	$2,755,306	$1,890,255

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	129,599,165	$1,516,983,417	89,127,799	$1,032,482,531
Shares issued in reinvestment of distributions	10,557,618	122,727,775	9,481,836	108,285,201
Shares redeemed (b)	(60,432,645)	(706,198,411)	(51,412,071)	(593,534,906)
Net increase	79,724,138	$933,512,781	47,197,564	$547,232,826

(b)	Net of redemption fees of $30,583 and $51,829, respectively.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Statements of Changes in Net Assets

	Year Ended	Year Ended
	March 31, 2013	March 31, 2012
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$1,664,692	$803,137
Net realized gain (loss) on investments	983,191	(178,689)
Change in net unrealized appreciation on investments	13,003,553	380,015
Net increase in net assets resulting from operations	15,651,436	1,004,463

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,672,584)	(210,036)
From net realized gain	(246,062)	(494,254)
Total distributions to shareholders	(1,918,646)	(704,290)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	120,096,937	11,456,117
Total increase in net assets	133,829,727	11,756,290

NET ASSETS
Beginning of year	42,473,941	30,717,651
End of year	$176,303,668	$42,473,941
Undistributed net investment income	$677,952	$672,893

(a)	Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2013		March 31, 2012
	Shares	Value	Shares	Value
Shares sold	9,905,277	$125,058,327	1,751,101	$20,057,707
Shares issued in reinvestment of distributions	144,183	1,770,559	61,649	662,113
Shares redeemed (b)	(548,606)	(6,731,949)	(848,046)	(9,263,703)
Net increase	9,500,854	$120,096,937	964,704	$11,456,117

(b)	Net of redemption fees of $140 and $224, respectively.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Statement of Changes in Net Assets

Period Ended
March 31, 2013*
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$95,176
Net realized gain on investments	31,556
Change in net unrealized appreciation on investments	5,992,700
Net increase in net assets resulting from operations	6,119,432

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(44,982)
Total distributions to shareholders	(44,982)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change in outstanding shares (a)(b)	35,989,074
Total increase in net assets	42,063,524

NET ASSETS
Beginning of period	—
End of period	$42,063,524
Undistributed net investment income	$46,524

(a)	Summary of capital share transactions is as follows:

	Period Ended
	March 31, 2013*
	Shares	Value
Shares sold	3,789,797	$38,558,858
Shares issued in reinvestment of distributions	2,818	28,972
Shares redeemed (b)	(239,687)	(2,598,756)
Net increase	3,552,928	$35,989,074

(b)	Net of redemption fees of $11,328.
*	Commenced operations on July 31, 2012. Information presented is for the period from July 31, 2012 to March 31, 2013.

The accompanying notes are an integral part of these financial statements.

Osterweis Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$27.80	$28.48	$25.28	$18.20	$24.58

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.14	0.25	0.18	0.22	0.18
Net realized and unrealized gain (loss) on investments	5.21	(0.63)	3.28	6.95	(6.20)
Total from investment operations	5.35	(0.38)	3.46	7.17	(6.02)

LESS DISTRIBUTIONS:
From net investment income	(0.62)	—	(0.26)	(0.09)	(0.04)
From net realized gain	(0.45)	(0.30)	—	—	(0.32)
Total distributions	(1.07)	(0.30)	(0.26)	(0.09)	(0.36)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$32.08	$27.80	$28.48	$25.28	$18.20
Total return	19.84%	(1.21)%	13.76%	39.41%	(24.45)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$930.1	$1,088.6	$1,482.5	$1,029.4	$396.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	1.03%	0.98%	0.99%	1.08%	1.20%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	0.50%	0.94%	0.69%	0.96%	1.27%
Portfolio turnover rate	24%	31%	39%	26%	63%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2013, and the SEC method for the year ended March 31, 2009.

The accompanying notes are an integral part of these financial statements.

Strategic Income Fund | Financial Highlights

For a capital share outstanding throughout each year
	Year Ended March 31,
	2013	2012	2011	2010	2009

Net asset value, beginning of year	$11.56	$11.80	$11.47	$9.88	$10.78

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.63	0.65	0.68	0.69	0.59
Net realized and unrealized gain (loss) on investments	0.31	(0.11)	0.41	1.65	(0.91)
Total from investment operations	0.94	0.54	1.09	2.34	(0.32)

LESS DISTRIBUTIONS:
From net investment income	(0.64)	(0.67)	(0.62)	(0.71)	(0.58)
From net realized gain	—	(0.11)	(0.14)	(0.04)	—
Total distributions	(0.64)	(0.78)	(0.76)	(0.75)	(0.58)
Paid-in capital from redemption fees (Note 2)	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value, end of year	$11.86	$11.56	$11.80	$11.47	$9.88
Total return	8.34%	4.75%	9.79%	24.16%	(3.04)%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (millions)	$3,256.6	$2,253.9	$1,743.9	$898.9	$293.6

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Ratio of expenses to average net assets	0.91%	0.92%	0.96%	1.05%	1.24%

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Ratio of net investment income to average net assets	5.43%	5.58%	5.85%	6.26%	6.18%
Portfolio turnover rate	82%	87%	115%	98%	89%

*	Amount is less than $0.01.
^	Calculated using the average shares outstanding method for the years ended March 31, 2010 through March 31, 2013, and the SEC method for the year ended March 31, 2009.

The accompanying notes are an integral part of these financial statements.

Strategic Investment Fund | Financial Highlights

For a capital share outstanding throughout the year/period
	Year / Period Ended March 31,
	2013	2012	2011*

Net asset value, beginning of year/period	$11.79	$11.65	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.29	0.27	0.11
Net realized and unrealized gain on investments	1.76	0.10	1.67
Total from investment operations	2.05	0.37	1.78

LESS DISTRIBUTIONS:
From net investment income	(0.34)	(0.07)	(0.06)
From net realized gain	(0.05)	(0.16)	(0.07)
Total distributions	(0.39)	(0.23)	(0.13)
Paid-in capital from redemption fees (Note 2)	0.00 ~	0.00 ~	0.00	~
Net asset value, end of year/period	$13.45	$11.79	$11.65
Total return	17.65%	3.41%	17.90	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$176.3	$42.5	$30.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived or recouped	1.29%	1.48%	1.79	%#
After fees waived or recouped	1.34%	1.50%	1.50	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived or recouped	2.34%	2.38%	1.37	%#
After fees waived or recouped	2.29%	2.36%	1.66	%#
Portfolio turnover rate	129%	160%	134	%+

*	Fund commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to March 31, 2011.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.01.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Institutional Equity Fund | Financial Highlights

For a capital share outstanding throughout the period
	Period Ended
	March 31, 2013*

Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.03
Net realized and unrealized gain on investments	1.82
Total from investment operations	1.85

LESS DISTRIBUTIONS:
From net investment income	(0.01)
Total distributions	(0.01)
Paid-in capital from redemption fees (Note 2)	0.00	~
Net asset value, end of period	$11.84
Total return	18.55	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$42.1

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived	1.26	%#
After fees waived	1.00	%#

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS:
Before fees waived	0.22	%#
After fees waived	0.48	%#
Portfolio turnover rate	20	%+

*	Fund commenced operations on July 31, 2012. The information presented is for the period from July 31, 2012 to March 31, 2013.
^	Calculated using the average shares outstanding method.
~	Amount is less than $0.01.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

Osterweis Funds | Notes to Financial Statements at March 31, 2013

Note 1 – Organization

The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund commenced operations on October 1, 1993, August 30, 2002, August 31, 2010 and July 31, 2012, respectively.

The investment objective of the Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in common stocks.  The investment objective of the Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of the Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.  The investment objective of the Osterweis Institutional Equity Fund is to attain long-term total returns, which it seeks by investing approximately 95% of its net assets in equity securities.

Note 2 – Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used.  All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of March 31, 2013, the Osterweis Strategic Income Fund held fair valued securities with a market value of $77,587,500 or 2.4% of net assets.

As described above, the Funds’ utilize various methods to measure the fair value of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Osterweis Funds | Notes to Financial Statements at March 31, 2013

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of March 31, 2013:

Osterweis Fund	Level 1	Level 2	Level 3
Common Stocks^	$797,771,603	$—	$—
Partnerships & Trusts^	$66,182,581	$—	$—
Real Estate Investment Trusts	$20,405,133	$—	$—
Short-Term Investments	$46,961,192	$—	$—
Total Investments in Securities	$931,320,509	$—	$—

Osterweis Strategic Income Fund	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$2,508,090,867	$47,587,500
Convertible Bonds^	$—	$209,019,080	$30,000,000
Short-Term Investments	$436,191,560	$—	$—
Total Investments in Securities	$436,191,560	$2,717,109,947	$77,587,500

Osterweis Strategic Investment Fund	Level 1	Level 2	Level 3
Common Stocks^	$90,563,101	$—	$—
Partnerships & Trusts^	$4,966,748	$—	$—
Real Estate Investment Trusts	$2,063,490	$—	$—
Corporate Bonds^	$—	$54,760,894	$—
Convertible Bonds^	$—	$5,962,590	$—
Short-Term Investments	$18,507,994	$—	$—
Total Investments in Securities	$116,101,333	$60,723,484	$—

Osterweis Institutional Equity Fund	Level 1	Level 2	Level 3
Common Stocks^	$37,490,876	$—	$—
Partnerships & Trusts^	$2,770,382	$—	$—
Real Estate Investment Trusts	$868,244	$—	$—
Short-Term Investments	$890,771	$—	$—
Total Investments in Securities	$42,020,273	$—	$—

^  See Schedules of Investments for industry breakouts.

None of the Funds had transfers into or out of Levels 1 and 2 during the year ended March 31, 2013.

Osterweis Funds | Notes to Financial Statements at March 31, 2013

The following is a reconciliation of Level 3 securities for which significant unobservable inputs were utilized to determine fair value:

Osterweis Strategic
Income Fund
Balance as of March 31, 2012	$—
Purchases at Cost	$79,770,466
Sales Proceeds	$(5,287,500)
Realized Gains	$287,500
Accretion of Discount	$14,491
Change in Unrealized Appreciation	$2,802,543
Balance as of March 31, 2013	$77,587,500

The Level 3 securities consist of recent debt offerings of which the Fund owns either the entire amount or nearly the entire amount of the offering.  The inputs utilized in the valuation of these securities include the price at which the Adviser, under supervision of the Valuation Committee of the Board of Trustees, feels it could sell the securities in the open market, the initial purchase price of the securities and, as applicable, the price at which the Adviser has sold the securities in the open market.

B.
Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes.  Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.
Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

At March 31, 2013 the Funds deferred, on a tax basis, post-October losses of:

Post-October Losses
Osterweis Fund	$ 0
Osterweis Strategic Income Fund	$ 0
Osterweis Strategic Investment Fund	$ 0
Osterweis Institutional Equity Fund	$ 0

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2013, the Osterweis Strategic Income Fund had long-term capital loss carryforwards in the amount of $2,895,346.  These capital loss carryforwards do not expire and can be carried forward indefinitely until they are utilized by the Fund.

The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

Osterweis Funds | Notes to Financial Statements at March 31, 2013

The Funds have analyzed their tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for all open tax years (2010-2012 for the Osterweis Fund and the Osterweis Strategic Income Fund, 2011-2012 for the Osterweis Strategic Investment Fund) or expected to be taken on their tax returns for the fiscal year ended March 31, 2013.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on an identified cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Osterweis Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.
Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.
Reclassification of Capital Accounts.  Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year/period ended March 31, 2013, the following adjustments were made:

	Undistributed Net	Accumulated	Paid-in
	Investment Income	Gains/Losses	Capital
Osterweis Fund	$3,678,941	$(3,673,182)	$(5,759)
Osterweis Strategic Income Fund	$3,552,912	$(3,552,912)	$—
Osterweis Strategic Investment Fund	$12,951	$(12,947)	$(4)
Osterweis Institutional Equity Fund	$(3,670)	$3,673	$(3)

Osterweis Funds | Notes to Financial Statements at March 31, 2013

J.
Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

Note 3 – Commitments and Other Related Party Transactions

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund, and the Osterweis Institutional Equity Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For the Osterweis Fund and the Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% of the average daily net assets up to $250 million, 0.75% of the average daily net assets from $250 million to $2.5 billion, and 0.65% of average daily net asses over $2.5 billion.  For the Osterweis Institutional Equity Fund, the Advisers are entitled to a monthly fee at an annual rate of 0.85% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For the year / period ended March 31, 2013, the Osterweis Fund, the Osterweis Strategic Income Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund incurred $8,302,224, $19,907,807, $723,335, and $169,725, respectively, in advisory fees.

The Adviser has contractually agreed to limit expenses for the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that the Funds’ ratios of expenses to average net assets will not exceed 1.50% and 1.00%, respectively.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  During the year ended March 31, 2013, the Adviser recouped $29,708 in previously waived fees for the Osterweis Strategic Investment Fund.  As of March 31, 2013, there are no remaining amounts available to be recouped by the Adviser from the Osterweis Strategic Investment Fund.  During the period ended March 31, 2013, the Adviser waived $51,616 in fees in the Osterweis Institutional Equity Fund.  The Adviser may recoup this amount no later than March 31, 2016.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant and transfer agent.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust and the Chief Compliance Officer are also employees of the Administrator.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the funds.  Fees paid by the Funds for Administration and Chief Compliance Officer services for the year ended March 31, 2013 are disclosed in the Statements of Operations.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

Note 4 – Purchases and Sales of Securities

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended March 31, 2013 are as follows:

Osterweis Funds | Notes to Financial Statements at March 31, 2013

	Purchases	Sales
Osterweis Fund	$206,603,949	$502,158,630
Osterweis Strategic Income Fund	$2,660,746,327	$1,818,700,205
Osterweis Strategic Investment Fund	$192,573,972	$86,902,715
Osterweis Institutional Equity Fund	$40,760,037	$5,601,732

Note 5 – Distributions to Shareholders

The tax character of distributions paid during the years ended March 31, 2013 and March 31, 2012 were as follows:

	Ordinary Income
	March 31, 2013	March 31, 2012
Osterweis Fund	$18,635,914	$234
Osterweis Strategic Income Fund	$143,432,680	$119,668,360
Osterweis Strategic Investment Fund	$1,812,956	$704,290
Osterweis Institutional Equity Fund	$44,982	N/A

	Long-term Capital Gains*
	March 31, 2013	March 31, 2012
Osterweis Fund	$13,588,305	$13,411,875
Osterweis Strategic Income Fund	$—	$10,803,194
Osterweis Strategic Investment Fund	$105,690	$—
Osterweis Institutional Equity Fund	$—	N/A

* Designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2013, the components of distributable earnings on a tax basis were as follows:

		Osterweis	Osterweis	Osterweis
	Osterweis	Strategic	Strategic	Institutional
	Fund	Income Fund	Investment Fund	Equity Fund
Cost of Investments	$606,661,528	$3,130,317,860	$161,279,803	$36,104,612
Gross tax unrealized appreciation	331,973,278	114,957,213	16,513,705	6,200,849
Gross tax unrealized depreciation	(7,314,297)	(14,386,066)	(968,691)	(285,188)
Net tax unrealized appreciation	324,658,981	100,571,147	15,545,014	5,915,661
Undistributed ordinary income	1,235,545	2,755,306	1,042,797	158,792
Undistributed long-term capital gain	30,279,662	—	159,133	—
Total distributable earnings	31,515,207	2,755,306	1,201,930	158,792
Other accumulated gains (losses)	—	(2,895,346)	—	—
Total accumulated earnings	$356,174,188	$100,431,107	$16,746,944	$6,074,453

For the Osterweis Fund, the Osterweis Strategic Investment Fund and the Osterweis Institutional Equity Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For the Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to wash sale deferrals.

Note 6 – Line of Credit

U.S. Bank, N.A. has extended a line of credit in the amount $9,000,000 to the Osterweis Institutional Equity Fund.  This line of credit is to be used for temporary or extraordinary purposes, including the financing of redemption payments.  The Osterweis Institutional Equity Fund did not utilize this line of credit at any time during the period ended March 31, 2013.

Report of Independent Registered Public Accounting Firm

To the Shareholders of
the Osterweis Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund, each a series of shares of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2013, and for the Osterweis Fund and Osterweis Strategic Income Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the year then ended and the financial highlights for each of the five years in the period then ended, and for the Osterweis Strategic Investment Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and the period August 31, 2010 to March 31, 2011, and for the Osterweis Institutional Equity Fund, the related statements of operations, statement of changes in net assets, and the financial highlights for the period July 31, 2012 to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights.  Our procedures included confirmation of securities owned as of March 31, 2013 by correspondence with the custodian and brokers or by other appropriate procedures where replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund, and Osterweis Institutional Equity Fund as of March 31, 2013, and the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2013

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2013 (Unaudited)

As a shareholder of the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2012 – March 31, 2013).

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses.  Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example includes, but is not limited to, investment advisory, fund accounting, custody and transfer agent fees.  However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Fund	October 1, 2012	March 31, 2013	During the Period^
Actual	$1,000	$1,150	$5.63
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.29

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Income Fund	October 1, 2012	March 31, 2013	During the Period^
Actual	$1,000	$1,052	$4.60
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$4.53

Osterweis Funds | Expense Example For the Six Months Ended March 31, 2013 (Unaudited)

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Strategic Investment Fund	October 1, 2012	March 31, 2013	During the Period^
Actual	$1,000	$1,116	$6.65
Hypothetical (5% annual return before expenses)	$1,000	$1,019	$6.34

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
Osterweis Institutional Equity Fund	October 1, 2012	March 31, 2013	During the Period^
Actual	$1,000	$1,155	$5.37
Hypothetical (5% annual return before expenses)	$1,000	$1,020	$5.04

^
The calculations are based on expenses incurred during the most recent six-month period.  The annualized six-month expense ratios for the Osterweis Fund, Osterweis Strategic Income Fund, Osterweis Strategic Investment Fund and Osterweis Institutional Equity Fund during the period were 1.05%, 0.90%, 1.26% and 1.00%, respectively.  The dollar amounts shown as expenses paid during the period are equal to the annualized six-month expense ratio multiplied by the average account value during the period, multiplied by the number of days in the most recent six-month period and divided by the number of days in the Funds’ current fiscal year.

Osterweis Funds | Trustees and Executive Officers (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Funds.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current trustees and officers of the Trust, their dates of birth, positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below.

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	Formerly, President, Talon Industries, Inc. (business	4	Director, PNC
(born 1943)	and	Term; Since	consulting); formerly, Executive Vice President and		Funds, Inc.
c/o U.S. Bancorp	Trustee	May 1991.	Chief Operating Officer, Integrated Asset
Fund Services, LLC			Management (investment advisor and manager)
2020 E. Financial Way			and formerly, President, Value Line, Inc.
Suite 100			(investment advisory and financial publishing firm).
Glendora, CA 91741

Wallace L. Cook	Trustee	Indefinite	Investment Consultant; formerly, Chief Executive	4	The Dana
(born 1939)		Term; Since	Officer, Rockefeller Trust Co., (prior thereto Senior		Foundation; The
c/o U.S. Bancorp		May 1991.	Vice President), and Managing Director,		University of
Fund Services, LLC			Rockefeller & Co. (Investment Manager and		Virginia Law
2020 E. Financial Way			Financial Advisor); formerly, Senior Vice President,		School
Suite 100			Norton Simon, Inc.		Foundation.
Glendora, CA 91741

Eric W. Falkeis(3)	Trustee	Indefinite	President and Chief Operating Officer, Direxion	4	None.
(born 1973)		Term; Since	Funds since 2013; formerly, Senior Vice President,
c/o U.S. Bancorp		September	and Chief Financial Officer (and other positions),
Fund Services, LLC		2011.	U.S. Bancorp Fund Services, LLC, (1997-2013).
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Carl A. Froebel	Trustee	Indefinite	Formerly President and Founder, National Investor	4	None.
(born 1938)		Term; Since	Data Services, Inc. (investment related computer
c/o U.S. Bancorp		May 1991.	software).
Fund Services, LLC
2020 E. Financial Way
Suite 100
Glendora, CA 91741

Osterweis Funds | Trustees and Executive Officers (Unaudited)

		Term of		Number of
		Office		Portfolios	Other
		and		in Fund	Directorships
	Position	Length		Complex(2)	Held
Name, Address	with the	of Time	Principal Occupation	Overseen	During Past
and Age	Trust(1)	Served	During Past Five Years	by Trustees	Five Years
Independent Trustees of the Trust
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001; formerly, Executive	4	Independent
(born 1950)		Term; Since	Vice President, Investment Company Administration,		Trustee, The
c/o U.S. Bancorp		May 1991.	LLC (mutual fund administrator).		Managers Funds;
Fund Services, LLC					Trustee,
2020 E. Financial Way					Managers AMG
Suite 100					Funds, Aston
Glendora, CA 91741					Funds; Advisory
Board Member,
Sustainable
Growth Advisers,
LP; Independent
Director, Chase
Investment
Counsel.

Officers of the Trust
Elaine E. Richards	President	Indefinite	Vice President and Legal Compliance Officer,	Not	Not
(born 1968)		Term; Since	U.S. Bancorp Fund Services, LLC, since July 2007.	Applicable.	Applicable.
c/o U.S. Bancorp		March 2013.
Fund Services, LLC
2020 E. Financial Way	Secretary	Indefinite
Suite 100		Term; Since
Glendora, CA 91741		February
2008.

Eric C. VanAndel	Treasurer	Indefinite	Vice President, U.S. Bancorp Fund Services, LLC,	Not	Not
(born 1975)		Term; Since	since 2005.	Applicable.	Applicable.
c/o U.S. Bancorp		April 2013.
Fund Services, LLC
615 East Michigan St.
Milwaukee, WI 53202

Donna Barrette	Chief	Indefinite	Senior Vice President and Compliance Officer,	Not	Not
(born 1966)	Compliance	Term; Since	U.S. Bancorp Fund Services, LLC since August 2004.	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.
Fund Services, LLC
615 East Michigan St.	Anti-Money	Indefinite
Milwaukee, WI 53202	Laundering	Term; Since
	Officer	July 2011.

	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for purposes of investment and investor services, nor do they share the same investment adviser with any other series.

(3)
Prior to March 8, 2013, Mr. Falkeis was an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Additional Information (Unaudited)

Federal Tax Information

For the fiscal year ended March 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Osterweis Fund	100.00%
Osterweis Strategic Income Fund	0.16%
Osterweis Strategic Investment Fund	32.02%
Osterweis Institutional Equity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2013, was as follows:

Osterweis Fund	100.00%
Osterweis Strategic Income Fund	0.16%
Osterweis Strategic Investment Fund	23.37%
Osterweis Institutional Equity Fund	97.91%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Osterweis Fund	0.00%
Osterweis Strategic Income Fund	0.00%
Osterweis Strategic Investment Fund	7.74%
Osterweis Institutional Equity Fund	0.00%

Information About Proxy Voting

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

Householding

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Osterweis Funds | Privacy Notice (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol / CUSIP
Osterweis Fund – OSTFX / 742935406
Osterweis Strategic Income Fund – OSTIX / 742935489
Osterweis Strategic Investment Fund – OSTVX / 74316J771
Osterweis Institutional Equity Fund – OSTEX / 74316J524

OWRPANNU - 0313

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Osterweis Fund

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$23,000	$22,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Osterweis Strategic Income Fund

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$23,000	$22,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Osterweis Strategic Investment Fund

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$20,500	$20,000
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	$2,500
All Other Fees	N/A	N/A

Osterweis Instituional Equity Fund

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$18,000	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,600	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Osterweis Fund

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Income Fund

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Strategic Investment Fund

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Osterweis Institutional Equity

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Secretary

Date    June 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Elaine E. Richards
Elaine E. Richards, President and Secretary

Date    June 7, 2013

By (Signature and Title)      /s/Eric C. VanAndel
Eric C. VanAndel, Treasurer

Date    June 7, 2013

* Print the name and title of each signing officer under his or her signature.